______________________________________________________________________________
______________________________________________________________________________




                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549


                             ________________



                                 FORM 8-K



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                     Date of Report September 8, 1994


                                                                    I.R.S.
Commission                                                         Employer
   File                                          State of       Identification
  Number              Registrant               Incorporation        Number


001-11227     Washington Energy Company           Washington       91-1005304
001-11271     Washington Natural Gas Company      Washington       91-1005303



                 815 Mercer Street, Seattle, Washington 98111
             (Address of Registrant's principal executive offices)
      Registrant's telephone number, including area code:  (206) 622-6767


______________________________________________________________________________
______________________________________________________________________________




Item 5. Other Events

Class Action Lawsuit
     On August 24, 1994, the plaintiffs in the case of Mark G. Epstein, et al., v. Washington Energy Co., et al. filed a Notice of Appeal with the U.S. Court of Appeals for the Ninth Circuit.

     As previously reported in Registrants' Form 8-K, dated February 23, 1994, this class action lawsuit was filed against Washington Energy Company and two of its officers in the United States District Court, Western District of Washington, alleging violations of state and federal securities act provisions and associated violations of Washington state law. The essence of the complaint concerned alleged disclosure violations regarding the nature or the extent of the downside financial risk associated with the 1992 utility rate request filing of Washington Natural Gas Company ("Washington Natural"), a wholly owned subsidiary of Washington Energy Company.

     As previously reported in Registrant's Form 8-K, dated August 1, 1994, on July 25, 1994, the District Court issued its Order Granting Defendants' Motion to Dismiss and entered a judgment dismissing the action.

Anti-trust Lawsuit Filed Against Washington Natural
     On September 6, 1994, Cost Management Services, Inc. ("Cost Manage ment"), a Mercer Island, Washington based company involved in the purchase and resale of natural gas, filed an action against Washington Natural in the United States District Court for the Western District of Washington. In its Complaint, Cost Management alleges that Washington Natural has monopolized or attempted to monopolize the market for natural gas in the central Western Washington area. Cost Management also alleges that Washington Natural failed to charge its customers in accordance with the prices, terms and conditions set forth in the tariffs filed by Washington Natural with the Washington Utilities and Transportation Commission and that it wrongfully interfered with Cost Management's relationships with its customers. Cost Management seeks injunctive relief and damages in an unspecified amount. Washington Natural denies that it has monopolized or attempted to monopolize the relevant market for natural gas, that it violated its tariffs, or that it in any way inter fered with the relationships between Cost Management and its customers. Washington Natural intends to vigorously defend this matter.



Signatures

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WASHINGTON ENERGY COMPANY


                         by /S/ James P. Torgerson
                         Senior Vice President - Finance,
                         Planning and Development and
                         Chief Financial Officer


                         WASHINGTON NATURAL GAS COMPANY


                         by /S/ James P. Torgerson
                         Senior Vice President - Finance,
                         Planning and Development and
                         Chief Financial Officer


September 8, 1994